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                                                                   EXHIBIT 10.51

                             CONFIDENTIAL TREATMENT
                                 TRANSITION  NOTE

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Such portions are marked with the word "[CONFIDENTIAL]".

$5,000,000                                                 Brattleboro, Vermont
                                                           August 10, 2000

     On or before August 15, 2001 (as such date may be extended as permitted below, the "Repayment Date"), for value received, the undersigned Borrower, which term wherever used herein shall mean each and every signer of this Note, promises to pay to C&S Wholesale Grocers, Inc. ("Lender") at its place of business at Old Ferry Road, Brattleboro, Vermont 05302, or such other place as the holder of this Note may designate, the principal sum of Five Million dollars ($5,000,000) U.S., or, if less, the outstanding principal balance of all loans and advances made by Lender hereunder, together with accrued and unpaid interest at the rate set forth below calculated on the basis of the actual days elapsed and a 365-day year and a 366-day leap year.[CONFIDENTIAL], the unpaid balance of principal and all accrued and unpaid interest hereunder shall thereupon become due and payable without further demand or notice.

     Interest shall accrue at the Prime Rate, plus 2% per annum. [CONFIDENTIAL]

     The actual amount due and owing from time to time under this Note shall be evidenced by Lender's books and records of receipts and disbursements hereunder. Such books and records of Lender shall be presumed to be complete and accurate and shall be deemed correct absent manifest error.

     [CONFIDENTIAL]

     Borrower hereby consents and expressly agrees that upon any termination of the Supply Agreement entered into by and between Lender and Borrower, dated as of August 3, 2000 (the "Supply Agreement"), or upon the occurrence of any "Event of Default" under the Security Agreement, between Lender and Borrower of even date herewith, the unpaid balance of this Note shall, at the option of the holder hereof, at once become due and payable without further demand or notice. Following such an event, interest shall be charged on the unpaid principal plus accrued interest after default at the default rate of Prime Rate plus 4% per annum, all at the option of the Lender, until the indebtedness evidenced by this
Note is paid in full. Failure to exercise any rights or remedies hereunder shall not constitute a waiver of such right upon the occurrence of any subsequent event giving rise to such rights or remedies. Upon the occurrence of an event causing the acceleration of the amount due under this Note, Borrower promises to pay all costs of collection, including reasonable attorney's fees.

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     The indebtedness evidenced by this Note and any renewals or extension thereof is secured by a first priority security interest in the assets set forth on Schedule A of the Security Agreement. Borrower consents and agrees that all of terms, conditions and covenants in the Security Agreement including, but not limited to, events of default and the Lender's rights as to acceleration of the indebtedness evidenced by this Note, are incorporated herein by reference and made a part hereof.

     This Note may be prepaid in whole or in part at any time without prepayment penalty. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent payment or change the amount of such payment. Presentment for payment, protest, notice of protest, demand, and notice of non-payment are hereby waived by all makers, sureties, guarantors and endorsers.

     Capitalized terms not defined herein shall have the respective meanings assigned to such term in the Supply Agreement.

     If any provision of this Note should conflict with applicable law, such conflict shall not affect any other provision which can be given effect without the conflicting provision, and to this end the provisions of this Note are declared to be severable. If any part of this Note is deemed ambiguous, such ambiguity shall not be resolved against Lender simply because Lender was the author of this Note. All rights and obligations hereunder shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have executed this Note as of the date set forth above.

BIG V SUPERMARKETS, INC.


By:  /s/ James A. Toopes, Jr.
    -------------------------
    Name:  James A. Toopes, Jr.
    Title:  Vice Chairman



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